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                                                                   EXHIBIT 10(a)


                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


        STEPHEN E. ROTH
  DIRECT LINE: (202) 383-0158
  Internet: sroth@sablaw.com




                              December 17, 1998




Board of Directors
Bankers Life Insurance Company of New York
65 Froehlich Farm Boulevard
Woodbury, NY 11797

Ladies and Gentlemen:

            We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for Bankers Life Insurance Company of New York Separate Account 1 (File No. 333-49115). In giving this consent, we do not admit that we are in the category of the persons whose consent is required under Section 7 of the Securities Act of 1933.


                                     Very truly yours,

                                     SUTHERLAND ASBILL & BRENNAN LLP



                                     By:  /s/ Stephen B. Roth
                                          -------------------
                                          Stephen B. Roth